Exhibit 99.1

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

brobbins@robbinsarroyo.com

KEVIN A SEELY (199982)

kseely@robbinsarroyo.com

ASHLEY R. RIFKIN (246602)

arifkin@robbinsarroyo.com

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

Counsel for Plaintiff Arnaud van der

Gracht de Rommerswael

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

ARNAUD VAN DER GRACHT DE ROMMERSWAEL, Derivatively on Behalf of PUMA BIOTECHNOLOGY, INC.,

Plaintiff,

v.

ALAN H. AUERBACH, CHARLES R. EYLER, JAY M. MOYES, TROY E. WILSON, ADRIAN M. SENDEROWICZ, FRANK E. ZAVRL, and THOMAS R. MALLEY,

Defendants,

-and-

PUMA BIOTECHNOLOGY, INC., a Delaware corporation,

Nominal Defendant.

Case No. 8:18-cv-00236-AG-JCG STIPULATION OF SETTLEMENT

STIPULATION OF SETTLEMENT

CASE NO. SACV 18-00236 AG (JCGx)

This Stipulation of Settlement, dated September 28, 2018 (the “Stipulation”), is made and entered into by and among the following Settling Parties,1 by and through their respective counsel of record: (i) plaintiffs Arnaud van der Gracht de Rommerswael and Paul Duran (collectively, “Federal Plaintiffs”), individually and derivatively on behalf of nominal defendant Puma Biotechnology (“Puma” or the “Company”); (ii) plaintiffs Xing Xie and Kevin McKenney, individually and derivatively on behalf of Puma (collectively, “State Plaintiffs”); (iii) Alan H. Auerbach, Charles R. Eyler, Jay M. Moyes, Troy E. Wilson, Adrian M. Senderowicz, Frank E. Zavrl, Thomas R. Malley (collectively, the “Individual Defendants”); and (iv) Puma. This Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims, subject to the terms and conditions set forth herein.

I.	FACTUAL AND PROCEDURAL BACKGROUND

Puma is a biopharmaceutical company that has focused its efforts almost entirely on developing and marketing the drug, NERLYNXTM (“neratinib”), a drug designed to treat patients with human epidermal growth factor receptor 2-positive breast cancers. The derivative claims arise from allegedly false and misleading statements regarding neratinib’s safety and efficacy (and corresponding likelihood to receive approval from the U.S. Food and Drug Administration (“FDA”)) and other alleged wrongdoing occurring between February 2014 and the dates Plaintiffs filed their derivative actions (the “Relevant Time Period”).

A.	Proceedings in the Related Federal Securities Class Action

On June 3, 2015, Puma investors filed a securities class action, entitled Hsu v. Puma Biotechnology, Inc., No. 8:15-cv-00865-AG-SHK (the “Securities Action”), which is pending in the Central District of California before the Honorable Andrew J.

1 All capitalized terms not otherwise defined are defined in section V.1.

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Guilford. Judge Guilford denied defendants’ motions to dismiss the Securities Action on September 30, 2016, and July 25, 2017, respectively, and granted plaintiff’s motion for class certification on December 8, 2017. The defendants in the Securities Action filed their motion for summary judgment on July 10, 2018, which is set for hearing on September 24, 2018.

B.	Proceedings in the State Derivative Actions

On April 12, 2016, after significant analysis and investigation into the alleged wrongdoing, plaintiff Xing Xie (“Xie”) filed a Verified Stockholder Derivative Complaint for Breach of Fiduciary Duty, Unjust Enrichment, Abuse of Control, Gross Mismanagement, and Waste of Corporate Assets, alleging that demand on the Puma Board to investigate the misconduct and take legal action against the individuals responsible was futile, in the Los Angeles Superior Court (the “Superior Court”), titled Xie v. Auerbach, Case No. BC616617 (Cal. Super. Ct.-L.A. Cty.). On April 14, 2016, plaintiff Kevin McKenney (“McKenney”) filed a factually-similar derivative action in the Superior Court, titled McKenney v. Auerbach, Case No. BC617059 (Cal. Super. Ct.-L.A. Cty.). On June 21, 2016 the Xie and McKenny actions were consolidated (the “State Actions”). The State Actions have been stayed since June 21, 2016, pending resolution of the Securities Action. Pursuant to the terms that were negotiated in the stipulation to stay that was granted by the Superior Court, Defendants provided counsel in the State Actions with several hundred thousand pages of Bates-stamped documents that were produced in connection with the Securities Action.

C.	Proceedings in the Federal Derivative Actions

On August 29, 2017, after significant analysis and investigation into the alleged wrongdoing, including investigation into whether the Puma Board was sufficiently independent to consider a litigation demand, plaintiff Arnaud van der Gracht de Rommerswael (“van der Gracht de Rommerswael”) sent a litigation demand letter to

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the Board demanding that it engage independent outside legal counsel, investigate the misconduct, and take legal action against the individuals responsible (“Litigation Demand”). The Litigation Demand was rejected by the Board through a letter dated January 9, 2018.

On February 9, 2018, van der Gracht de Rommerswael filed his Verified Stockholder Derivative Complaint for Violation of Securities Law, Breach of Fiduciary Duty, Waste of Corporate Assets, and Unjust Enrichment in the Central District of California, alleging that the Litigation Demand was wrongfully refused (the “van der Gracht de Rommerswael Action”). Plaintiff van der Gracht de Rommerswael alleges that the Board failed to perform a good faith, independent investigation of the claims contained in the Litigation Demand, but instead based its decision to reject the Litigation Demand on a biased investigation previously conducted by counsel for Puma to develop a defense in the Securities Action.

The van der Gracht de Rommerswael Action is pending before Judge Guilford, who is also presiding over the Securities Action.

On May 30, 2018, after significant analysis and investigation into the alleged wrongdoing, plaintiff Paul Duran (“Duran”) filed a Verified Stockholder Derivative Complaint for Breach of Fiduciary Duty, Unjust Enrichment, Abuse of Control, Gross Mismanagement, and Waste of Corporate Assets, alleging that demand on the Puma Board to investigate the misconduct and take legal action against the individuals responsible was futile in the Central District of California (the “Duran Action”). The Duran Action is also pending before Judge Guilford.

D.	Settlement Efforts

Given the unique circumstances of this case, including recent, positive developments at Puma as it gained momentum toward commercially launching its drug, neratinib, in the United States and abroad, counsel for plaintiffs believed that an early resolution of the derivative claims could be in Puma’s best interests. As such,

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counsel for the plaintiffs in the State Actions and counsel for the van der Gracht de Rommerswael Action sent separate settlement demands on February 23, 2018, and April 5, 2018, respectively. Over the next few months, counsel engaged in numerous telephonic and written exchanges regarding the terms to be included in any settlement, with a careful eye toward ensuring the settlement included comprehensive corporate governance reforms tailored to preventing the alleged wrongdoing from recurring by significantly improving the Board’s independence and oversight over the Company’s research and development efforts and public disclosures, and significantly improving the overall governance structure of the Company. After continued arm’s-length settlement negotiations, on or about June 29, 2018, the parties agreed upon the corporate governance reforms to be implemented as part of the Settlement. See Exhibit A, attached hereto.

After negotiating the principal terms of the Settlement, on July 25, 2018, the Settling Parties engaged in an all-day, in person formal mediation before Gregory P. Lindstrom (the “Mediator”) to negotiate the remaining terms of the Settlement, including the amount of attorneys’ fees (inclusive of expenses) that Puma will pay to Plaintiffs’ Counsel in connection with the Settlement. Prior to the mediation, the Settling Parties submitted and exchange mediations briefs. While progress was made, the Settling Parties were unable to resolve the matter at that time. Following the mediation, the Mediator continued to work with the Settling Parties and assisted the Settling Parties in reaching an agreement in principle to settle all derivative claims on July 30, 2018.

II.	PLAINTIFFS’ CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiffs believe that the Actions have substantial merit, and Plaintiffs’ entry into this Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Actions. However, Plaintiffs and Plaintiffs’ Counsel recognize and

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acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and through possible appeals. Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs’ Counsel are also mindful of the inherent problems of establishing standing in derivative litigation, and the possible defenses to the claims alleged in the Actions.

Plaintiffs’ Counsel have conducted extensive investigation and analysis, including, inter alia: (i) reviewing Puma’s press releases, public statements, U.S. Securities and Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company, its financial condition, and the status and results of Puma’s research and development efforts relating to its drug, neratinib; (ii) reviewing related media reports about the Company; (iii) researching applicable law with respect to the claims alleged in the Actions and potential defenses thereto; (iv) researching and preparing correspondence related to plaintiff van der Gracht de Rommerswael’s litigation demand; (v) preparing and filing derivative complaints; (vi) reviewing documents produced to plaintiffs in the State Actions pursuant to the stipulation to stay that was granted by the Superior Court; (vii) conducting damages analyses; (viii) reviewing and analyzing relevant documents in the Securities Action—including the motion to dismiss briefing and the Court’s order denying the defendants’ motion to dismiss—and evaluating the merits of, and the defendants’ potential liability in connection with, the Securities Action; (ix) researching corporate governance best practices; (x) researching and preparing correspondence related to the settlement demands; (xi) participating in a day-long mediation and several follow-up discussions; and (xii) negotiating this Settlement with Defendants. Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel believe that the Settlement set forth in

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this Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Puma. Based upon Plaintiffs’ Counsel’s evaluation, Plaintiffs have determined that the Settlement is in the best interests of Puma and have agreed to settle the Actions upon the terms and subject to the conditions set forth herein.

III.	DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Actions. The Individual Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged in the Actions.

Nonetheless, Defendants have concluded that further litigation of the Actions would be protracted and expensive, and that it is desirable for the Actions to be fully and finally settled in the matter and upon the terms and conditions set forth in this Stipulation. Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Actions. Defendants have, therefore, determined that it is desirable and beneficial that the actions be settled in the manner and upon the terms and conditions set forth in this Stipulation.

Neither this Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to this Stipulation, nor any action taken to carry out this Stipulation, is, may be construed as, or may be used as evidence of the validity of any of the Released Claims or an admission by or against the Individual Defendants of any fault, wrongdoing, or concession of liability whatsoever.

IV.	INDEPENDENT DIRECTOR APPROVAL

Puma, acting through its independent, non-defendant directors, reviewed the allegations and the settlement terms, and in a good faith exercise of business judgment

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determined that the Settlement and each of its terms, as set forth in this Stipulation, to be in the best interests of Puma.

V.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the undersigned counsel for the Settling Parties herein, in consideration of the benefits flowing to the parties from the Settlement, and subject to the approval of the Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, that the claims asserted in the Actions and the Released Claims shall be finally and fully compromised, settled, and released, and the Actions shall be dismissed with prejudice and with full preclusive effect as to all Settling Parties, upon and subject to the terms and conditions of this Stipulation, as set forth below.

1.	Definitions

As used in this Stipulation, the following terms have the meanings specified below:

1.1     “Actions” means, collectively, the Federal Actions and the State Actions.

1.2     “Applicable Puma Shareholders” means any Person who owned Puma common stock as of the date of the execution of this Stipulation and continues to hold their Puma common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of Puma, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest.

1.3     “Board” means Puma’s Board of Directors.

1.4     “Court” means the U.S. District Court for the Central District of California.

1.5     “Defendants” means, collectively, nominal defendant Puma and the Individual Defendants.

1.6     “Defendants’ Counsel” means Cooley LLP and Latham & Watkins LLP.

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1.7    “Effective Date” means the date by which the events and conditions specified in paragraph 6.1 of this Stipulation have been met and have occurred.

1.8    “Federal Actions” means the derivative actions styled as van der Gracht de Rommerswael v. Auerbach, Case No. 8:18-cv-00236-AG-JCG (C.D. Cal.) and Duran v. Auerbach, Case No. 2:18-cv-04802-AG-DFM (C.D. Cal.).

1.9     “Federal Plaintiffs” means Arnaud van der Gracht de Rommerswael and Paul Duran.

1.10    “Federal Plaintiffs’ Counsel” means Robbins Arroyo LLP, The Rosen Law Firm, P.A., and The Brown Law Firm, P.C.

1.11    “Final” means the date upon which the last of the following shall occur with respect to the Judgment approving this Stipulation, substantially in the form of Exhibit E attached hereto: (1) the expiration of the time to file a notice of appeal from the Judgment; or (2) if an appeal has been filed, the court of appeals has either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) if a higher court has granted further appellate review, that court has either affirmed the underlying Judgment or affirmed the court of appeal’s decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall not include any appeal that concerns only the issue of attorneys’ fees and expenses or the payment of service awards to Plaintiffs. Any proceeding or order, or any appeal or petition for a writ of certiorari pertaining solely to the application for attorneys’ fees, costs, or expenses, shall not in any way delay or preclude the Judgment from becoming Final.

1.12    “Individual Defendants” means Alan H. Auerbach, Charles R. Eyler, Jay M. Moyes, Troy E. Wilson, Adrian M. Senderowicz, Frank E. Zavrl, and Thomas R. Malley.

1.13    “Judgment” means the Order and Final Judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit E.

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1.14     “Notice” means the Notice of Pendency and Proposed Settlement of Shareholder Derivative Action, substantially in the form attached hereto as Exhibit C.

1.15     “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.16     “Plaintiffs” means collectively, the Federal Plaintiffs and the State Plaintiffs.

1.17     “Plaintiffs’ Counsel” means, collectively, any counsel who has appeared at any time for any of the Plaintiffs in the Federal Actions or the State Actions.

1.18     “Preliminary Approval Order” means the order to be entered by the Court, substantially in the form attached hereto as Exhibit B, which preliminarily approves the terms and conditions of the Settlement as set forth in this Stipulation, directing that Notice be provided to Applicable Puma Shareholders, and scheduling a Settlement Hearing to consider whether the Settlement and all of its terms should be finally approved.

1.19     “Puma” or the “Company” means nominal defendant Puma Biotechnology, Inc., a Delaware corporation, and its affiliates, subsidiaries, predecessors, successors, and assigns.

1.20     “Related Persons” means: (i) with regard to each Individual Defendant, the Individual Defendants’ spouses, marital communities, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns or other individual or entity in which any Individual Defendant has a controlling interest, and each and all of their respective past and present officers, directors, employees, agents, affiliates, parents, subsidiaries,

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divisions, attorneys, accountants, auditors, advisors, insurers, co-insurers, re-insurers, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns; and (ii) with regard to Puma, all past or present agents, officers, directors, attorneys, accountants, auditors, advisors, insurers, co-insurers, reinsurers, partners, controlling shareholders, joint venturers, related or affiliated entities, advisors, employees, affiliates, predecessors, successors, parents, subsidiaries, insurers, and assigns for Puma.

1.21     “Released Claims” means any and all actions, suits, claims, debts, rights, liabilities, and causes of action, whether under federal, state, local, statutory, common law, foreign law, or any other law, rule or regulation, including both known and Unknown Claims (as defined in paragraph 1.32 below), that: (a) were asserted or could have been asserted by any shareholder derivatively on behalf of Puma, or by Puma, against any Released Person; and (b) concern, arise out of, or relate to (i) the allegations asserted in the Derivative Actions or the matters and occurrences that were alleged in the Actions, or (ii) the Settlement, defense or resolution of the Actions, except for any claims to enforce the Settlement. Excluded from the term “Released Claims” are all claims alleged in the Securities Action.

1.22     “Released Persons” means collectively, Puma, the Individual Defendants, and their Related Persons. “Released Person” means, individually, any of the Released Persons.

1.23     “Releasing Persons” means Plaintiffs (individually, collectively, and derivatively on behalf of Puma), all other Applicable Puma Shareholders, Plaintiffs’ Counsel, and Puma. “Releasing Person” means, individually, any of the Releasing Persons.

1.24     “Securities Action” means the securities class actions styled as Hsu v. Puma Biotechnology, Inc., No. 8:15-cv-00865-AG-SHK (C.D. Cal.).

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1.25     “Settlement” means the settlement and compromise of the Federal Actions and the State Actions as provided for herein.

1.26     “Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness, and reasonableness of the Settlement.

1.27     “Settling Parties” means, collectively, each and all of the Plaintiffs (on behalf of themselves and derivatively on behalf of Puma) and Defendants. “Settling Party” means, individually, any of the Settling Parties.

1.28     “State Plaintiffs” means Xing Xie and Kevin McKenney.

1.29     “State Plaintiffs’ Counsel” means The Rosen Law Firm, P.A. and The Brown Law Firm, P.C.

1.30     “Summary Notice” means the Summary Notice of Pendency and Proposed Settlement of Shareholder Derivative Action, substantially in the form attached hereto as Exhibit D.

1.31     “Superior Court” means the Superior Court of the State of California, County of Los Angeles.

1.32     “Unknown Claims” means any Released Claim(s) which Plaintiffs or Defendants do not know of or suspect to exist in his, her, or its favor at the time of the release of the Released Persons. With respect to any and all Released Claims, the Settling Parties agree that upon the Effective Date, the Settling Parties expressly waive the provisions, rights and benefits conferred by or under California Civil Code section 1542, or any other law of the United States or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to section 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

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The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them, with respect to the subject matter of the Released Claims, but it is the intention of the Settling Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all Released Claims, known or unknown, suspect or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which do now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Settling Parties acknowledge that the foregoing waiver was separately bargained for and is a key element of this Stipulation of which this release is a part.

2.	Terms of the Settlement

2.1     As a result of the filing, prosecution, and settlement of the Actions, Puma shall, within forty-five (45) calendar days after the Effective Date, formally express and/or implement and maintain in substance the corporate governance reforms identified in Exhibit A attached hereto for a period of not less than five (5) years. Puma and the Individual Defendants acknowledge and agree that the corporate governance reforms identified in Exhibit A attached hereto are significant and extensive and confer substantial benefits upon Puma and its shareholders. Puma and the Individual Defendants also acknowledge that the prosecution and settlement of the Actions was a substantial and material factor in the Company’s decision to adopt and/or implement the corporate governance reforms set forth in Exhibit A.

2.2     The Settling Parties further agree that the Settlement shall be conditioned on Plaintiffs’ Counsel conducting reasonable discovery of Puma as is appropriate and necessary to confirm the fairness and reasonableness of the terms of the Settlement. The Settling Parties have agreed upon an initial production of documents and will continue to meet and confer in good faith in the event Plaintiffs believe additional documents are necessary.

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3.	Approval and Notice

3.1     Promptly after execution of this Stipulation, and Plaintiffs’ Counsel’s confirmation that the Settlement is fair, reasonable, and in the best interests of Puma (after their tailored review of the discovery discussed in paragraph 2.2 above), the Settling Parties shall submit this Stipulation together with its exhibits to the Court and shall jointly apply for entry of an order (the “Preliminary Approval Order”), substantially in the form of Exhibit B attached hereto, requesting: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the form and manner of providing notice of the Settlement to Applicable Puma Shareholders; and (iii) a date for the Settlement Hearing, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure.

3.2     Notice to Applicable Puma Shareholders shall consist of a Notice of Pendency and Proposed Settlement of Shareholder Derivative Action (“Notice”), which includes the general terms of the Settlement set forth in this Stipulation and the date of the Settlement Hearing, substantially in the form attached hereto as Exhibit C, as well as a Summary Notice of Pendency and Proposed Settlement of Shareholder Derivative Action (“Summary Notice”), substantially in the form attached hereto as Exhibit D.

3.3     Puma shall undertake the administrative responsibility for giving notice to Applicable Puma Shareholders and shall be solely responsible for paying the costs and expenses related to providing such notice to its shareholders. Within ten (10) business days after the entry of the Preliminary Approval Order, Puma shall cause the Stipulation and Notice to be filed with the SEC along with an SEC Form 8-K or other appropriate filing, Puma shall publish the Summary Notice one time in the national edition of Investor’s Business Daily, and Puma shall also publish the Stipulation and Notice on an internet page that Puma shall create for this purpose, which shall be accessible via a link on the “Investors” page of Puma’s website, the address of which shall be contained in the Notice and Summary Notice. If additional notice is required

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by the Court, then the cost and administration of such additional notice will be borne by Puma. The Settling Parties believe the content and manner of the notice, as set forth in this paragraph, constitutes adequate and reasonable notice to Puma shareholders pursuant to applicable law and due process. Prior to the Settlement Hearing, Defendants’ Counsel shall file with the Court an appropriate affidavit or declaration with respect to filing, publishing, and posting the Notice and Summary Notice.

3.4     Within four (4) business days after the Judgment becomes Final, the parties to the State Actions and the Duran Action, respectively, shall jointly apply to their respective courts for a dismissal with prejudice of the State Actions and the Duran Action, respectively, and shall use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper, or advisable under applicable laws, regulations and agreements, to secure such dismissal with prejudice.

3.5     Pending the Court’s determination as to final approval of the Settlement, Plaintiffs are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claim against any of the Released Persons.

4.	Attorneys’ Fees and Reimbursement of Expenses

4.1     In recognition of the substantial benefits conferred upon Puma as a direct result of the prosecution and Settlement of the Actions, and subject to Court approval, the Individual Defendants shall cause their insurers to pay Plaintiffs’ Counsel the agreed-to amount of $1,175,000 (the “Fee and Expense Amount”). The Fee and Expense Amount shall constitute final and complete payment for Plaintiffs’ attorneys’ fees and expenses that have been incurred or will be incurred in connection with the Actions. The Fee and Expense Amount shall be funded to Plaintiffs’ Counsel within ten (10) business days of the entry of the Judgment and upon provision by the

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respective Plaintiffs’ Counsel of all required funding information and tax identification numbers, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the settlement or any part thereof.

4.2     The Settling Parties further stipulate that Plaintiffs’ Counsel may apply to the Court for a service award of up to $1,500 for each of the Plaintiffs, only to be paid upon Court approval, and to be paid from the Fee and Expense Amount in recognition of Plaintiffs’ participation and effort in the prosecution of the Actions. The failure of the Court to approve any requested service award, in whole or in part, shall have no effect on the Settlement. Neither Puma nor any of the Individual Defendants shall be liable for any portion of any service award.

4.3     In the event that the Judgment fails to become Final, then it shall be the obligation of each of the respective Plaintiffs’ Counsel to make appropriate refunds or repayments to the Defendants’ insurers of any attorneys’ fees and expenses previously paid within ten (10) business days from receiving notice from Defendants’ Counsel or from a court of appropriate jurisdiction. Plaintiffs’ Counsel, as a condition of receiving any part of the Fee and Expense Amount, on behalf of themselves and each partner and/or shareholder of them, agrees that Plaintiffs’ Counsel and their partners and/or shareholders are subject to the jurisdiction of the Court for the purpose of enforcing the provisions of this paragraph.

4.4     Defendants shall have no responsibility for, and no liability whatsoever with respect to, the allocation of the Fee and Expense Amount among Plaintiffs’ Counsel and/or to any other person who may assert some claim thereto, except as otherwise agreed to in writing.

5.	Releases

5.1     Upon the Effective Date, the Releasing Persons shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released Claims

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(including Unknown Claims) against the Released Persons and any and all derivative claims arising out of, relating to, or in connection with the defense, settlement, or resolution of the Federal Actions and the State Actions against the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.

5.2     Except as set forth in paragraph 5.3, below, upon the Effective Date, each of the Defendants shall be deemed to have fully, finally, and forever released, relinquished, and discharged Federal Plaintiffs, Federal Plaintiffs’ Counsel, State Plaintiffs, and State Plaintiffs’ Counsel from all claims (including claims related to Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Federal Actions, the State Actions, or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.

5.3     Nothing in this Stipulation or in paragraph 5.2 above constitutes or reflects a waiver or release of any rights or claims of Defendants against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, or representatives, including, but not limited to, any rights or claims of Defendants under any directors’ and officers’ liability insurance or other applicable insurance coverage maintained by the Company. Nothing in this Stipulation or in paragraph 5.2 above constitutes or reflects a waiver or release of any rights or claims of the Individual Defendants relating in any way to indemnification, whether under any written indemnification or advancement agreement, or under the Company’s charter, by-laws, or under applicable law.

6.	Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination

6.1     The Effective Date shall be conditioned on the occurrence of all of the following events:

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(a)    Board approval of the Settlement, which Defendants’ Counsel represent already has been accomplished;

(b)    Court entry of the Preliminary Approval Order;

(c)    Court approval of the method of providing the Notice and Summary Notice of the Stipulation and proposed Settlement to Applicable Puma Shareholders, as set forth in paragraph 3.3, and as required by Rule 23.1 of the Federal Rules of Civil Procedure;

(d)    final approval of the Settlement by the Court following notice to Applicable Puma Shareholders and the Settlement Hearing contemplated by the Stipulation;

(e)    Court entry of the Judgment, in all material respects in the form set forth as Exhibit E annexed hereto, approving the Settlement and dismissing with prejudice the van der Gracht de Rommerswael Action, without awarding costs to any Party, except as provided herein;

(f)    Court approval and payment of the Fee and Expense Amount in accordance with paragraph 4;

(g)    the passing of the date upon which the Judgment becomes Final;

(h)    State Court issuance of an order dismissing the State Actions with prejudice; and

(i)     Court issuance of an order dismissing the Duran Action with prejudice.

6.2     If any of the conditions specified above in paragraph 6.1 are not met, then this Stipulation shall be canceled and terminated subject to paragraph 6.3, unless counsel for the Settling Parties mutually agree in writing to proceed with this Stipulation.

6.3     If for any reason the Effective Date does not occur, or if this Stipulation is in any way canceled, terminated or fails to become Final in accordance with its

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terms, then: (a) all Settling Parties and Released Persons shall be restored to their respective positions in the Federal Actions and the State Actions as of July 30, 2018; (b) all releases delivered in connection with this Stipulation shall be null and void, except as otherwise provided for in this Stipulation; (c) the Fee and Expense Amount paid to Plaintiffs’ Counsel shall be refunded and returned within ten (10) business days; and (d) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Federal Actions, the State Actions, or in any other action or proceeding. In such event, the terms and provisions of this Stipulation shall have no further force and effect with respect to the Settling Parties and shall not be used in the Federal Actions, the State Actions or in any other proceeding for any purpose.

7.	Bankruptcy

7.1     In the event any proceedings by or on behalf of Puma, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Settling Parties agree to use their reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of this Stipulation and Court approval of the Settlement in a timely and expeditious manner. By way of example only, the Settling Parties agree to cooperate in making applications and motions to the bankruptcy court for relief from any stay, approval of the Settlement, authority to release funds, authority for the Defendants’ insurer(s) to disburse insurance proceeds consistent with this Stipulation, authority to release claims and indemnify officers and directors, and authority for the Court and the Superior Court to enter all necessary orders and

STIPULATION OF SETTLEMENT

CASE NO. SACV 18-00236 AG (JCGx)

judgments, and any other actions reasonably necessary to effectuate the terms of the Settlement.

7.2     If any Bankruptcy Proceedings by or on behalf of Puma are initiated prior to the payment of the Fee and Expense Amount, the Settling Parties shall agree to seek an order from the bankruptcy court presiding over such Bankruptcy Proceedings: (i) either lifting the automatic stay for the limited purpose of authorizing such payment, or finding that the payment of the Fee and Expense Amount by the Defendants’ insurer under their respective policies or related compromise of coverage does not violate the automatic stay; and (ii) finding that the payment of the Fee and Expense Amount by the Defendants’ insurer under their respective policies or related compromise of coverage does not constitute a preference, voidable transfer, fraudulent transfer, or similar transaction. In addition, in the event of any Bankruptcy Proceedings by or on behalf of Puma, the Settling Parties agree that all dates and deadlines in the Actions, if any, or any dates and deadlines associated with the appeal of the Actions, if any, will be extended for such periods of time as are necessary to obtain necessary orders, consents, releases, and approvals from the bankruptcy court to carry out the terms and conditions of the Settlement.

8.	Miscellaneous Provisions

8.1     The Settling Parties: (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to act in good faith and cooperate to take all reasonable and necessary steps to expeditiously implement the terms and conditions of this Stipulation.

8.2     In the event that any part of the Settlement is found to be unlawful, void, unconscionable, or against public policy by a court of competent jurisdiction, the remaining terms and conditions of the Settlement shall remain intact.

STIPULATION OF SETTLEMENT

CASE NO. SACV 18-00236 AG (JCGx)

8.3     The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between them with respect to the Federal Actions and the State Actions. The Settlement comprises claims that are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation, or defense. The Settling Parties and their respective counsel agree that at all times during the course of the litigation, each has complied with the requirements of the applicable laws and rules of the Court, including, without limitation, Rule 11 of the Federal Rules of Civil Procedure, and section 128.7 of the California Code of Civil Procedure.

8.4     Each of the Individual Defendants expressly denies and continues to deny all allegations of wrongdoing or liability against himself or herself arising out of any conduct, statements, acts, or omissions alleged, or which could have been alleged, in the Actions. The existence of the provisions contained in this Stipulation shall not be deemed to prejudice in any way the respective positions of the Settling Parties with respect to the Actions, shall not be deemed a presumption, a concession, or admission by any of the Settling Parties of any fault, liability, or wrongdoing as to any facts, claims, or defenses that have been or might have been alleged or asserted in the Actions or with respect to any of the claims settled in the Actions, or any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any person in the Actions, or in any other action or proceeding, except for any litigation or judicial proceeding arising out of or relating to this Stipulation or the Settlement whether civil, criminal, or administrative, for any purpose other than as provided expressly herein.

8.5     This Stipulation may be modified or amended only by a writing signed by the signatories hereto.

8.6     This Stipulation shall be deemed drafted equally by all the Settling Parties.

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CASE NO. SACV 18-00236 AG (JCGx)

8.7      No representations, warranties, or inducements have been made to any of the Parties concerning this Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents.

8.8      Each counsel or other Person executing this Stipulation or its exhibits on behalf of any of the Settling Parties hereby warrants that such Person has the full authority to do so.

8.9      The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

8.10    This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties with respect to the subject matter hereof and supersede all prior and contemporaneous oral and written agreements and discussions, except as to any written agreement that includes a provision pertaining to allocation of attorneys’ fees and expenses to Plaintiffs’ Counsel.

8.11    In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail.

8.12    This Stipulation may be executed in one or more counterparts, including by signature transmitted by facsimile or e-mailed PDF files. Each counterpart, when so executed, shall be deemed to be an original, and all such counterparts together shall constitute the same instrument.

8.13    This Stipulation shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the parties to this Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that State’s choice of law principles.

8.14    The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of this Stipulation, and the Settling Parties and their counsel

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CASE NO. SACV 18-00236 AG (JCGx)

submit to the jurisdiction of the Court solely for purposes of implementing and enforcing the Settlement embodied in this Stipulation.

IN WITNESS WHEREOF, the Settling Parties have caused this Stipulation to be executed by their duly authorized attorneys.

Dated: September 21, 2018	ROBBINS ARROYO LLP
BRIAN J. ROBBINS
KEVIN A. SEELY
ASHLEY R. RIFKIN

/s/ ASHLEY R. RIFKIN
ASHLEY R. RIFKIN

600 B Street, Suite 1900
San Diego, CA 92101
Telephone: (619) 525-3990
Facsimile: (619) 525-3991
brobbins@robbinsarroyo.com
kseely@robbinsarroyo.com
arifkin@robbinsarroyo.com

Counsel for Plaintiff Arnaud van der
Gracht de Rommerswael

STIPULATION OF SETTLEMENT

CASE NO. SACV 18-00236 AG (JCGx)

Dated: September 21, 2018	THE ROSEN LAW FIRM, P.A. PHILLIP KIM LAURENCE M. ROSEN
/s/ PHILLIP KIM
PHILLIP KIM

355 South Grand Avenue, Suite 2450 Los Angeles, CA 90071 Telephone: (213) 785-2610 Facsimile: (213) 226-4684 Email: pkim@rosenlegal.com Email: Irosen@rosenlegal.com

Lead Counsel for Plaintiffs Xie and McKenney and Counsel for Plaintiff Duran

Dated: September 21, 2018	THE BROWN LAW FIRM, P.C. TIMOTHY W. BROWN ALEX P. MCBRIDE
/s/ TIMOTHY W. BROWN
TIMOTHY W. BROWN

240 Townsend Square Oyster Bay, New York 11771 Telephone: (516) 922-5427 Facsimile: (516) 344-6204 Email: tbrown@thebrownlawfirm.net Email: amcbride@thebrownlawfirm.net

Counsel for Plaintiffs McKenney and Duran

Dated: September 28, 2018	COOLEY LLP KOJI F. FUKUMURA
/s/ KOJI F. FUKUMURA
KOJI F. FUKUMURA

4401 Eastgate Mall San Diego, CA 92121 Telephone: (858) 550-6000 Facsimile: (858) 550-6420 kfukumura@cooley.com

STIPULATION OF SETTLEMENT

CASE NO. SACV 18-00236 AG (JCGx)

Michele D. Johnson
LATHAM & WATKINS LLP
650 Town Center Drive, 20th Floor
Costa Mesa, CA 92626
Telephone: (714) 755-1235
Facsimile: (714) 755-8290 michele.johnson@lw.com

Colleen C. Smith (231216)
LATHAM & WATKINS LLP
12670 High Bluff Drive
San Diego, CA 92130
Telephone: (858) 523-5400
Facsimile: (858) 523-5450 colleen.smith@lw.com

Counsel for defendants Alan H.
Auerbach, Charles R. Eyler, Jay M.
Moyes, Troy E. Wilson, Adrian M.
Senderowicz, Frank E. Zavrl, Thomas R.
Malley, and nominal defendant Puma
Biotechnology, Inc.

STIPULATION OF SETTLEMENT

CASE NO. SACV 18-00236 AG (JCGx)

Exhibit A

I.	PROPOSED CORPORATE GOVERNANCE ENHANCEMENTS

The corporate governance reforms discussed below are critical for improving the functioning of the Company and conveying to investors that they can invest in Puma with confidence. Among other things, we propose that the Board adopt resolutions and amend appropriate committee charters to ensure adherence to at least a significant portion of the following corporate governance reforms, to be maintained for a period of not less than five years:

A.	Appointment of One New, Independent Director

1.

Size of the Board: The Board is currently comprised of six directors. The Board shall add an additional Independent Director (as defined below), bringing the Board to seven members. The Corporate Governance Guidelines, which currently require the Board to maintain five members, shall be amended to reflect that the Board shall maintain seven members.

2.

Procedure for Identifying New Independent Director: Candidates for the Board shall be identified pursuant to the following procedures which are designed to ensure stockholder participation in the identification of qualified, experienced, independent, and effective directors:

(a)	The Nominating and Governance Committee shall identify an objective set of criteria.

(b)	Large independent stockholders holding 5.0% or more of Puma common stock who are not affiliated with a defendant (“Large Stockholders”) will be asked to submit recommendations.

(c)

The Nominating and Governance Committee shall review the individuals recommended by the Company’s Large Stockholders and recommend candidates the Nominating and Governance Committee considers qualified to serve as a board member.

(d)

In the event that the Nominating and Governance Committee does not select any of the candidates proposed, the Large Stockholders shall be advised of this determination, including the reasons for it, and the Large Stockholders shall be given one additional opportunity to submit qualified candidates. If, after this second opportunity, vacancies remain, the Large Stockholders shall be advised of this determination, including the reasons for it, and the Nominating and Governance Committee shall identify suitable candidates.

3.

Stockholder Input Regarding Future Director Nominees: Puma shall amend its Corporate Governance Guidelines to allow any Large Stockholders to recommend director nominees to the Board and to require the Nominating and Governance Committee to consider all such recommendations in connection with the nomination of new directors.

The Nominating and Governance Committee’s deliberations and decision-making with respect to the nominees shall be reflected in the minutes of the Committee’s proceedings.

B.	Board of Directors — Governance Changes

1.

Board Independence: Currently, Independent Directors must constitute a majority of the Board. Going forward, at least two-thirds of the members of the Board shall be “independent directors,” as defined in the NASDAQ listing standards, Sarbanes-Oxley Act, and described in Section I.B.2 below. In the event the Board is not in compliance with this requirement, it will take steps to return to compliance within ninety days. Each Independent Director shall confirm his or her status as an independent director annually and shall promptly inform the Board or Nominating and Governance Committee of any change in his or her status that would disqualify him or her as an Independent Director.

2.	Director Independence Standard Improvements:

(a)	In addition to Nasdaq listing standards and Sarbanes-Oxley Act requirements, to be deemed “independent” for purposes of the director independence requirements, a director shall not:

(i)	Have been employed by the Company or its subsidiaries for more than one year within the last five calendar years;

(ii)	Have any personal service contract(s) with the Company or any member of the Company’s senior management;

(iii)	Have any interest in any non-Company related investment that overlaps with an investment by the Company and/or its senior management (including Mr. Auerbach);

(iv)

During the current calendar year or any of the three immediately preceding calendar years, have any business relationship with the Company for which the Company has been required to make disclosure under Item 404 Regulation S-K, other than for service as a director or for which relationship no more than de minimis remuneration (as defined below) was received in any one such year; provided, however, that the need to disclose any relationship that existed prior to a director joining the Board shall not in and of itself render the director non-independent;

(v)	Have any of the relationships described in subsections (i)-(iv) above with any “affiliate” of the Company as determined pursuant to applicable U.S. Securities and Exchange Commission guidance; nor

(vi)	Be a member of the immediate family of any person described in subsections (i)-(iv) above.

(b)

A director is deemed to have received remuneration (other than remuneration as a director, including remuneration provided to a nonexecutive Board or committee Chairman), directly or indirectly, if remuneration, other than de minimis remuneration, was paid by the Company, its subsidiaries, or affiliates, to any entity in which the director has a beneficial ownership interest of five percent or more, or to an entity by which the director is employed other than as a director. Remuneration is deemed de minimis remuneration if such remuneration is $120,000 or less in any calendar year, or, if such remuneration is paid to an entity, if it: (i) is less than or equal to $1 million in any calendar year, or one percent (1%) of the gross revenues of the entity in any calendar year, whichever amount is less; and (ii) did not directly result in a material increase in the compensation received by the director from that entity.

3.

Director Continuing Education: The Corporate Governance Guidelines reflect that the Company must maintain a continuing education program for all directors, but no specifics are provided. The Company shall adopt a formal continuing education program that requires, at a minimum, the following:

(a)

Each director shall at least once every three years attend one multi-day training course provided by a nationally recognized corporate director education provider. Any new directors shall attend such a training course within 6 months of joining the Board.

(b)

The Company’s CEO shall annually select a topic they believe to be of particular importance to the Company or the Board. The CEO will present on this topic, or arrange for a person knowledgeable regarding the subject to present on this topic, in front of the entire Board, whether at a regularly scheduled Board meeting or an additionally scheduled meeting. Such topics may include, but are not limited to, coverage of compliance with Generally Accepted Accounting Principles (“GAAP”), the Sarbanes Oxley Act (“SOX”), regulatory requirements for New Drug Application (“NDA”) submissions, corporate governance, assessment of risk, compliance auditing, and reporting requirements for publicly traded companies.

4.

Annual Meetings: Each member of the Board is strongly encouraged to attend each annual stockholder meeting in person, and, during the annual stockholder meeting, stockholders shall have the right to ask questions orally or in writing, and to receive answers and discussion where appropriate from the CEO and members of the Board.

5.

Limited Director Engagements Outside of Puma: Puma shall require directors to seek approval from the Board in advance of accepting an invitation to serve on the board of another public company. Puma shall amend Section II of the Corporate Governance Guidelines (the paragraph titled “Membership on Other Boards”) to include: “The Chief Executive Officer of Puma shall not serve on the board of directors of more than three public companies, including Puma.”

6.

Director Stock Ownership Guidelines: Although the Corporate Governance Guidelines encourage directors to have a financial stake in the Company, they do not currently require a minimum number of share ownership. The Corporate Governance Guidelines shall be amended to require each nonemployee director to attain beneficial ownership of not less than 10,000 shares of the Company’s common stock within three years and to retain such minimum beneficial stock ownership so long as he or she continues to serve as a director. Unless otherwise approved by a majority of the board, nonemployee directors shall be required to refrain from selling shares (other than for the purpose of paying federal or state income taxes related to the acquisition of such shares) until such minimum beneficial stock ownership is attained.

7.	Disclosure of Committee Membership: The Company shall be required to disclose current committee membership on its website.

C.	Nominating and Corporate Governance Committee

Puma shall adopt a resolution to amend the Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee Charter shall require the following, at a minimum:

1.	The Nominating and Corporate Governance Committee shall consist of at least three members, as opposed to the currently required minimum of two members;

2.

The Nominating and Corporate Governance Committee shall meet with each prospective new Board member prior to his or her nomination to the Board and then recommend whether such individual shall be nominated for membership to the Board. In determining whether to recommend nomination of a prospective Board member, the Nominating and Corporate Governance Committee shall complete a background check and consider, among other things, interlocking directorships and substantial business, civic, and/or social relationships with other members of the Board that could impair the prospective Board member’s ability to act independently from the other Board members.

3.	Puma shall post the amended Nominating and Corporate Governance Committee Charter on its website.

D.	Improvements to the Compensation Committee

Puma shall adopt a resolution to amend the Compensation Committee Charter. The Compensation Committee Charter shall require the following: at a minimum:

1.	The Compensation Committee shall consist of at least three members, as opposed to the currently required minimum of two members;

2.

In determining, setting, or approving annual short-term compensation arrangements, the Compensation Committee shall take into account the particular executive’s performance as it relates to both legal compliance and compliance with the Company’s internal policies and procedures. This shall not affect payments or benefits that are required to be paid pursuant to the Company’s plans, policies, or agreements;

3.

In determining, setting, or approving termination benefits and/or separation pay to executive officers, the Compensation Committee shall take into consideration the circumstances surrounding the particular executive officer’s departure and the executive’s performance as it relates to both legal compliance and compliance with the Company’s internal policies and procedures. This shall not affect payments or benefits that are required to be paid pursuant to the Company’s plans, policies, or agreements; and

4.	Puma shall post the amended Compensation Committee Charter on its website.

E.	Audit Committee

1.	Audit Committee Executive Sessions: The Audit Committee shall meet in executive session for at least a portion of each regular meeting of the Audit Committee.

2.	Puma shall adopt a resolution to amend the Audit Committee Charter. The Audit Committee Charter shall require the following, at a minimum:

(a)

Puma shall agree that the CFO shall certify to the Audit Committee on an annual basis that he or she has performed, or the Company’s outside auditor has performed, a risk assessment pertaining to financial reporting risks and promptly addressed potentially unlawful activities;

(b)

In conducting its duties, the Audit Committee shall inform the full Board on an ongoing basis of any material suspected errors in the work of the independent audit, or in the Company’s maintenance of accounting records, including records for intercompany transactions among its subsidiaries. The Audit Committee shall also inform the full Board on an ongoing basis if, in conducting its duties, it finds that the Company has in insufficient liquidity to operate its business successfully;

(c)	The Audit Committee shall receive annually a report listing all trades in Puma securities engaged in by Section 16 officers; and

(d)	Puma shall post the amended Audit Committee charter on its website.

F.	Committee Chairs

Puma shall amend Section VII of its Corporate Governance Guidelines (the paragraph titled “Selection of Committee Chairs”) to expressly prohibit any individual member of the Board from being the chairman of more than one committee of the Board at a time.

G.	Management Assessment of Internal Controls

Management shall work with the Audit Committee and, to the extent relevant, the R&D Committee, to assess the adequacy of the Company’s internal controls over financial reporting and disclosure controls and procedures, and shall report in the Company’s Annual Report on Form 10-K any identified material weaknesses with respect to, among other things, the Company’s internal communication policies and procedures regarding the public disclosure of material information concerning the Company’s product pipeline, research and development efforts, results of pre-clinical studies and clinical trials, status of NDAs, and communications with the FDA.

H.	Creation of Research and Development Committee

Puma shall create a Board-level Research and Development Committee for the purpose of, among other things, overseeing the Company’s product pipeline and research and development efforts, including oversight and evaluation of the Company’s clinical trials and clinical development risk. The R&D Committee shall operate pursuant to a Charter that shall be made available on the Corporate Governance section of the Company’s website and include at least the following provisions:

1.	Membership:

(a)	The R&D Committee shall be composed of at least three directors, each of whom is an Independent Director (as defined in Section I.B.2 above).

(b)	A majority of R&D Committee members must have sufficient scientific and/or medical expertise to review and evaluate the progress of the Company’s product pipeline.

(c)	At least one member of the R&D Committee must also be a member of the Audit Committee.

(d)

The members of the R&D Committee and its chairman shall be selected annually by the Board. Unless a Chair is appointed by the full Board, the members of the R&D Committee may designate a Chair by a majority vote of the full R&D Committee membership; provided, however, that the Chair shall not be someone who received 25% or more withheld votes in the last election.

2.	General Responsibilities:

(a)

The R&D Committee shall meet with the Chief Medical and Scientific Officer at least quarterly to review the progress of the Company’s product pipeline, including a review and analysis of the progress and results of the Company’s pre-clinical studies and clinical trials.

(b)	The R&D Committee shall assess each product’s progress against its targets, taking into account the results of the Company’s pre-clinical studies and clinical trials.

(c)	The R&D Committee shall be timely provided with copies of all communications with the FDA.

(d)

The R&D Committee shall review and pre-approve (prior to public release) the Company’s material public disclosures related to its product pipeline, research and development efforts, results of pre-clinical studies and clinical trials, status of NDAs, and communications with the FDA.

3.	Meetings: The R&D Committee shall meet at least quarterly. The R&D Committee shall maintain minutes of its meetings, which will be filed with the minutes of the meetings of the Board.

4.

Reporting: The R&D Committee shall make a presentation to the entire Board at least quarterly, together with written documentation, summarizing all significant findings concerning the progress of the Company’s product pipeline, including any material information that impacts the Company’s public disclosures regarding those products, the results of related pre-clinical studies and clinical trials, the status of the Company’s NDAs, and communications with the FDA.

5.

Independent Advisors: The R&D Committee is authorized, without further action by the Board, to engage external consultants and advisors as deemed appropriate by the R&D Committee in its sole discretion to perform its duties and responsibilities.

6.

Access to Information: The R&D Committee shall be authorized to request members of senior management, outside counsel and other advisors to participate in Committee meetings. The R&D Committee shall have access to books, records, facilities and personnel of the Company with respect to any matters within the scope of its responsibilities, as it shall deem appropriate.

7.

Self-Evaluation: The R&D Committee shall: (a) evaluate its own performance annually and deliver a report to the Board setting forth the results of its evaluation; and (b) review and reassess the adequacy of its Charter annually and recommend any proposed changes to the Board for its approval.

I.	Stockholders’ Ability to Call Special Meetings of the Board

The Company shall amend its Bylaws to reflect that Special Meetings may be called by one or more stockholders holding shares in the aggregate entitled to cast more than 25% of the votes that that meeting.

J.	Scientific Advisory Board

The Company shall disclose the members of its Scientific Advisory Committee on its website.

K.	The Related Party Transactions Policy

Puma currently has a written Related Party Transactions Policy and Procedures (the “RPT Policy”). Puma shall amend its RPT Policy to provide for the following, in addition to the provisions already in the RPT Policy:

1.

All Board members shall submit to the Corporate Secretary an up-to-date list of companies in which they are a director, an officer, and/or of which they own a controlling interest, and to promptly update the list when any changes occur;

2.

The Corporate Secretary will implement procedures to ensure that any material transaction that Puma is contemplating that would confer a monetary or other benefit to a party that is related to Puma, especially its parent companies and subsidiaries, will promptly be disclosed to the Board. Materiality of such transactions and whether such transactions are with a party that is related to Puma shall be determined by the factors set forth under Item 404(a) of Regulation S-K. The procedures shall include written disclosure to the Board of the details of any such transaction including the nature of the relationship between the proposed counterparty and the party related to Puma, financial terms and other pertinent information; and

3.

The Board’s independent directors must approve or ratify any related-party transactions and Puma must make timely disclosures on an annual basis of all such transactions that are determined to be material. The Board’s independent directors will consider the business purpose for any proposed related-party transaction, the fairness of the transaction to the Company, and whether the proposed transaction impairs the independence of any outside director or presents an improper conflict of interest for any Puma officer or director.

L.	Whistleblower Program

Although the Company has a whistleblower hotline, the following reforms will help ensure complaints are escalated to management and the Board, as appropriate:

1.

The provisions of the Code of Ethics shall make clear that the whistleblowing provisions are designed to report any potential or suspected violation of any federal or state law (in any form, including accounting violations, insider trading, etc.), and not simply to report violations of internal Puma policies.

2.

Log of Whistleblower Complaints: A log of whistleblower complaints, as well as the results of all investigations of complaints, shall be memorialized in writing and maintained for a period of not less than ten years.

3.	Review of Whistleblower Log: The Company shall require its external auditor to review the log and investigation results in connection with each annual audit.

4.

Board Involvement: At each regularly- scheduled Board meeting, the Board shall be provided with a summary of the types of complaints received, as well as any material information resulting from any internal investigation into such complaints.

Exhibit B

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

ARNAUD VAN DER GRACHT DE ROMMERSWAEL, Derivatively on Behalf of PUMA BIOTECHNOLOGY, INC.,

                  Plaintiff,

  v.

ALAN H. AUERBACH, CHARLES R. EYLER, JAY M. MOYES, TROY E. WILSON, ADRIAN M. SENDEROWICZ, FRANK E. ZAVRL, and THOMAS R. MALLEY,

                  Defendants,

    -and-

PUMA BIOTECHNOLOGY, INC., a Delaware corporation,

Nominal Defendant.

Case No. 8:18-cv-00236-AG-JCG [PROPOSED] PRELIMINARY APPROVAL ORDER EXHIBIT B

[PROPOSED] PRELIMINARY APPROVAL ORDER

CASE NO. SACV 18-00236 AG (JCGx)

This matter came before the Court for a hearing on             , 2018. Plaintiff has made an unopposed motion, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, for an order: (i) preliminarily approving the proposed settlement (“Settlement”) of shareholder derivative claims, in accordance with the Stipulation of Settlement dated September 28, 2018 (the “Stipulation”); and (ii) approving the form and manner of the Notice of the Settlement.1

WHEREAS, the Stipulation sets forth the terms and conditions for the Settlement, including, but not limited to a proposed Settlement and dismissal of the following shareholder derivative actions with prejudice as to the Released Persons: (i) the above-captioned action, titled van der Gracht de Rommerswael v. Auerbach, Case No. 8:18-cv-00236-AG-JCG (C.D. Cal.); (ii) Xie v. Auerbach, Case No. BC616617 (Cal. Super. Ct.-L.A. Cty.); (iii) McKenney v. Auerbach, Case No. BC617059 (Cal. Super. Ct.-L.A. Cty.); and (iv) Duran v. Auerbach, Case No. 2:18-cv-04802-AG-DFM (C.D. Cal.) (collectively, the “Actions”);

WHEREAS, the Court having: (i) read and considered Plaintiff’s Unopposed Motion for Preliminary Approval of Shareholder Derivative Settlement together with the accompanying Memorandum of Points and Authorities; (ii) read and considered the Stipulation, as well as all the exhibits attached thereto; and (iii) heard and considered arguments by counsel for the Settling Parties in favor of preliminary approval of the Settlement;

WHEREAS, the Court finds, upon a preliminary evaluation, that the proposed Settlement falls within the range of possible approval criteria, as it provides a beneficial result for Puma and appears to be the product of serious, informed, non-collusive negotiations overseen by an experienced mediator; and

1 Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

[PROPOSED] PRELIMINARY APPROVAL ORDER

CASE NO. SACV 18-00236 AG (JCGx)

WHEREAS, the Court also finds, upon a preliminary evaluation, that Puma shareholders should be apprised of the Settlement through the proposed form of notice, allowed to file objections, if any, thereto, and appear at the Settlement Hearing.

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED AS FOLLOWS:

1.      This Court, for purposes of this Preliminary Approval Order, adopts the definitions set forth in the Stipulation.

2.      This Court preliminarily approves, subject to further consideration at the Settlement Hearing described below, the Settlement as set forth in the Stipulation as being fair, reasonable, and adequate.

3.      A hearing shall be held on             , 2018 at              .m., before the Honorable Andrew J. Guilford, at the U.S. District Court for the Central District of California, Ronald Reagan Federal Building and United States Courthouse, Santa Ana Division, 411 West 4th Street, Court 10D, Los Angeles, California 92701 (the “Settlement Hearing”), at which the Court will determine: (i) whether the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) whether the Notice fully satisfied the requirements of Rule 23.1 of the Federal Rule of Civil Procedure and the requirements of due process; (iii) whether all Released Claims against the Released Persons should be fully and finally released; (iv) whether the agreed-to Fee and Expense Amount should be approved; and (v) such other matters as the Court may deem appropriate.

4.      The Court finds that the form, substance, and dissemination of information regarding the proposed Settlement in the manner set out in this Preliminary Approval Order constitutes the best notice practicable under the circumstances and complies fully with Rule 23.1 of the Federal Rules of Civil Procedure and due process.

[PROPOSED] PRELIMINARY APPROVAL ORDER

CASE NO. SACV 18-00236 AG (JCGx)

5.        Within ten (10) business days after the entry of this Preliminary Approval Order, Puma shall cause the Stipulation and Notice to be filed with the SEC along with an SEC Form 8-K or other appropriate filing, Puma shall publish the Summary Notice one time in the national edition of Investor’s Business Daily, and Puma shall also publish the Stipulation and Notice on an internet page that Puma shall create for this purpose, which shall be accessible via a link on the “Investors” page of Puma’s website, the address of which shall be contained in the Notice and Summary Notice.

6.        All costs incurred in the filing and publication of the Notice and Summary Notice shall be paid by Puma, and Puma shall undertake all administrative responsibility for the filing and publication of the Notice and Summary Notice.

7.        At least fourteen (14) calendar days prior to the Settlement Hearing, Defendants’ Counsel shall file with the Court an appropriate affidavit or declaration with respect to filing, publishing, and posting the Notice and Summary Notice as provided for in paragraph 5 of this Preliminary Approval Order.

8.        All Applicable Puma Shareholders shall be subject to and bound by the provisions of the Stipulation and the releases contained therein, and by all orders, determinations, and judgments in the van der Gracht de Rommerswael Action concerning the Settlement, whether favorable or unfavorable to Applicable Puma Shareholders.

9.        Pending final determination of whether the Settlement should be approved, Plaintiffs and Applicable Puma Shareholders shall not commence or prosecute against any of the Released Persons any action or proceeding in any court or tribunal asserting any of the Released Claims.

10.      Any shareholder of Puma common stock may appear and show cause, if he, she, or it has any reason why the Settlement embodied in the Stipulation should not be approved as fair, reasonable, and adequate, or why a judgment should or should not be entered hereon, or the Fee and Expense Amount or service awards should not

[PROPOSED] PRELIMINARY APPROVAL ORDER

CASE NO. SACV 18-00236 AG (JCGx)

be awarded. However, no Puma shareholder shall be heard or entitled to contest the approval of the proposed Settlement, or, if approved, the Judgment to be entered hereon, unless that Puma shareholder has caused to be filed, and served on counsel as noted below, written objections stating all supporting bases and reasons for the objection, and setting forth proof of current ownership of Puma stock and ownership of Puma stock as of September 28, 2018 as well as documentary evidence of when such stock ownership was acquired.

11.      At least fourteen (14) calendar days prior to the Settlement Hearing set for             , 2018, any such person must file the written objection(s) and corresponding materials with the Clerk of the Court, U.S. District Court for the Central District of California, Ronald Reagan Federal Building and United States Courthouse, Santa Ana Division, 411 West 4th Street, Room 1053, Los Angeles, California 92701 and serve such materials by that date, to each of the following Settling Parties’ counsel:

Counsel for Plaintiffs:	Counsel for Defendants:

Ashley R. Rifkin	Ryan E. Blair
ROBBINS ARROYO LLP	COOLEY LLP
600 B Street, Suite 1900	4401 Eastgate Mall
San Diego, CA 92101	San Diego, CA 92121

and

Phillip Kim
THE ROSEN LAW FIRM, P.A.
275 Madison Avenue, 34th Floor
New York, NY 10016

12.      Only shareholders who have filed with the Court and sent to the Settling Parties’ counsel valid and timely written notices of objection will be entitled to be heard at the hearing unless the Court orders otherwise.

13.      Any Person or entity who fails to appear or object in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed

[PROPOSED] PRELIMINARY APPROVAL ORDER

CASE NO. SACV 18-00236 AG (JCGx)

from making any objection to the fairness, reasonableness, or adequacy of the Settlement and to the Fee and Expense Amount and service awards, unless otherwise ordered by the Court, but shall be forever bound by the Judgment to be entered and the releases to be given as set forth in the Stipulation.

14.      Plaintiffs shall file their motion for final approval of the Settlement at least twenty-one (21) calendar days prior to the Settlement Hearing. If there is any objection to the Settlement, Plaintiffs shall file a response to the objection(s) at least seven (7) calendar days prior to the Settlement Hearing.

15.      All proceedings in the van der Gracht de Rommerswael Action are stayed until further order of the Court, except as may be necessary to implement the Settlement or comply with the terms of this Stipulation.

16.      This Court may, for good cause, extend any of the deadlines set forth in this Preliminary Approval Order without further notice to Puma’s shareholders.

17.      Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or Released Persons, or of the validity of any Released Claims; or (ii) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative, other than to enforce the terms therein.

18.      The Court reserves: (i) the right to approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Puma shareholders; and (ii) the right to continue or adjourn the Settlement Hearing from time to time or by oral

[PROPOSED] PRELIMINARY APPROVAL ORDER

CASE NO. SACV 18-00236 AG (JCGx)

announcement at the hearing or at any adjournment thereof, without further notice to Puma shareholders.

IT IS SO ORDERED.

DATED:
HONORABLE ANDREW J. GUILFORD
U.S. DISTRICT JUDGE

[PROPOSED] PRELIMINARY APPROVAL ORDER

CASE NO. SACV 18-00236 AG (JCGx)

Exhibit C

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

brobbins@robbinsarroyo.com

KEVIN A SEELY (199982)

kseely@robbinsarroyo.com

ASHLEY R. RIFKIN (246602)

arifkin@robbinsarroyo.com

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

Counsel for Plaintiff Arnaud van der

Gracht de Rommerswael

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

ARNAUD VAN DER GRACHT DE ROMMERSWAEL, Derivatively on Behalf of PUMA BIOTECHNOLOGY, INC.,

Plaintiff,

v.

ALAN H. AUERBACH, CHARLES R. EYLER, JAY M. MOYES, TROY E. WILSON, ADRIAN M. SENDEROWICZ, FRANK E. ZAVRL, and THOMAS R. MALLEY,

Defendants,

-and-

PUMA BIOTECHNOLOGY, INC., a Delaware corporation,

Nominal Defendant.

Case No. 8:18-cv-00236-AG-JCG NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION EXHIBIT C

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

TO:	ALL OWNERS OF THE COMMON STOCK OF PUMA BIOTECHNOLOGY, INC. (“PUMA” OR THE “COMPANY”) CURRENTLY AND AS OF SEPTEMBER 28, 2018 (“APPLICABLE PUMA SHAREHOLDERS”):

THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE LITIGATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A PUMA SHAREHOLDER, THIS NOTICE CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS.

YOU ARE HEREBY NOTIFIED, pursuant to an Order of the U.S. District Court for the Central District of California (the “Court”), that a proposed settlement has been reached by the parties to the following shareholder derivative actions brought on behalf and for the benefit of Puma: (i) Xie v. Auerbach, Case No. BC616617 (Cal. Super. Ct.-L.A. Cty.); (ii) McKenney v. Auerbach, Case No. BC617059 (Cal. Super. Ct.-L.A. Cty.) (together the “State Actions”); (iii) van der Gracht de Rommerswael v. Auerbach, Case No. 8:18-cv-00236-AG-JCG (C.D. Cal.); and (iv) Duran v. Auerbach, Case No. 2:18-cv-04802-AG-DFM (C.D. Cal.) (“Duran Action”) (collectively, the “Actions”).1

As explained below, A hearing will be held on             , 2018 at              .m., before the Honorable Andrew J. Guilford, at the U.S. District Court for the Central District of California, Ronald Reagan Federal Building and United States Courthouse, Santa Ana Division, 411 West 4th Street, Court 10D, Los Angeles, California 92701 (the “Settlement Hearing”), at which the Court will determine whether to approve the Settlement. You have an opportunity to be heard at this hearing.

The terms of the settlement are set forth in the Stipulation and summarized in this Notice. If approved by the Court, the Settlement will fully resolve the Actions,

1 All capitalized terms herein have the same meanings as set forth Settling Parties’ Stipulation of Settlement dated September 28, 2018 (the “Stipulation”), which is available for viewing on the website of Puma at www.                    .com.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

including the dismissal of the Actions with prejudice. For a more detailed statement of the matters involved in the Actions, the Settlement, and the terms discussed in this Notice, the Stipulation may be inspected at the Clerk of Court’s office, U.S. District Court for the Central District of California, Ronald Reagan Federal Building and United States Courthouse, Santa Ana Division, 411 West 4th Street, Room 1053, Los Angeles, California 92701. The Stipulation is also available for viewing on the website of Puma at www.                    .com. For a fee, all papers filed in the van der Gracht de Rommerwael Action are available at www.pacer.gov.

This Notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Actions, but is merely to advise you of the pendency and settlement of the Actions.

THERE IS NO CLAIMS PROCEDURE. This case was brought to protect the interests of Puma. The Settlement will result in changes to the Company’s corporate governance, not in payment to individuals, and accordingly, there will be no claims procedure.

I.	THE ACTIONS

The Actions are brought by Plaintiffs solely on behalf of and for the benefit of Puma and against the Individual Defendants. Puma is a biopharmaceutical company that has focused its efforts almost entirely on developing and marketing the drug, NERLYNXTM (“neratinib”), a drug designed to treat patients with human epidermal growth factor receptor 2-positive breast cancers. The derivative claims arise from the Individual Defendants’ alleged breaches of fiduciary duties for making and/or approving allegedly false and misleading statements regarding neratinib’s safety and efficacy (and corresponding likelihood to receive approval from the U.S. Food and Drug Administration (“FDA”)).

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

II.	PLAINTIFFS’ CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiffs believe that the Actions have substantial merit, and Plaintiffs’ entry into the Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Actions. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and through possible appeals. Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs’ Counsel are also mindful of the inherent problems of establishing standing in derivative litigation, and the possible defenses to the claims alleged in the Actions.

Plaintiffs’ Counsel have conducted extensive investigation and analysis, including, inter alia: (i) reviewing Puma’s press releases, public statements, U.S. Securities and Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company, its financial condition, and the status and results of Puma’s research and development efforts relating to its drug, neratinib; (ii) reviewing related media reports about the Company; (iii) researching applicable law with respect to the claims alleged in the Actions and potential defenses thereto; (iv) researching and preparing correspondence related to plaintiff van der Gracht de Rommerswael’s litigation demand; (v) preparing and filing derivative complaints; (vi) reviewing documents produced to plaintiffs in the State Actions pursuant to the stipulation to stay that was granted by the Superior Court; (vii) conducting damages analyses; (viii) reviewing and analyzing relevant documents in the Securities Action—including the motion to dismiss briefing and the Court’s order denying the defendants’ motion to dismiss—and evaluating the merits of, and the defendants’ potential liability in connection with, the Securities Action; (ix) researching corporate governance best

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

practices; (x) researching and preparing correspondence related to the settlement demands; (xi) participating in a day-long mediation and several follow-up discussions; and (xii) negotiating this Settlement with Defendants. Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Puma. Based upon Plaintiffs’ Counsel’s evaluation, Plaintiffs have determined that the Settlement is in the best interests of Puma and have agreed to settle the Actions upon the terms and subject to the conditions set forth herein.

III.	DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Actions. The Individual Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged in the Actions.

Nonetheless, Defendants have concluded that further litigation of the Actions would be protracted and expensive, and that it is desirable for the Actions to be fully and finally settled in the matter and upon the terms and conditions set forth in the Stipulation. Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Actions. Defendants have, therefore, determined that it is desirable and beneficial that the actions be settled in the manner and upon the terms and conditions set forth in the Stipulation.

Neither the Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to the Stipulation, nor any action taken to carry out the Stipulation, is, may be construed as, or may be used as evidence of the validity of any of the Released Claims or an admission by or against

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

the Individual Defendants of any fault, wrongdoing, or concession of liability whatsoever.

IV.	TERMS OF THE SETTLEMENT

The terms and conditions of the proposed Settlement are set forth in the Stipulation, which has been filed with the Court and is available for viewing on Puma’s website at www.                    .com. The following is only a summary of its terms.

Puma, acting through its independent, non-defendant directors, reviewed the allegations and the settlement terms, and in a good faith exercise of business judgment determined that the Settlement and each of its terms, as set forth in the Stipulation, to be in the best interests of Puma.

As consideration for the Settlement, Puma has agreed to implement and maintain the corporate governance reforms set forth in Exhibit A to the Stipulation (“Reforms”). The Reforms shall be maintained by Puma for a period of not less than five (5) years. Puma and the Individual Defendants acknowledge that the prosecution and settlement of the Actions was a substantial and material factor in the Company’s decision to adopt and/or implement the Reforms, and agree that the Reforms are significant and extensive and confer substantial benefits upon Puma and its shareholders.

The Reforms are specifically designed to address the alleged wrongdoing by increasing direct Board and executive oversight over the Company’s public disclosures and disclosure controls, and improving the overall independence, competence, and effectiveness of the Board. The Reforms provide for, among other things:

●      The appointment of one new Independent Director, which brings the Board to seven members, as well as procedures for identifying the new Independent Director;

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

●      Stockholder input for the new Independent Director and future director nominees, as well as a requirement that the Nominating and Governance Committee consider such nominees and include their deliberations with respect to director nominees in the minutes of their proceedings;

●      Enhanced board independence requiring two-thirds of the members of the Board (as opposed to the current majority) satisfy a list of heightened independence requirements beyond those set forth in the NASDAQ listing standards and the Sarbanes-Oxley Act;

●      Formal continuing education program for directors that requires both an annual presentation focused on a topic of particular importance to the Company, as well as a multi-day training course every three years;

●      Requirement that nonemployee directors own at least 10,000 shares of Puma common stock;

●      Management’s involvement, together with the Audit Committee, in assessing the adequacy of the Company’s internal controls over financial reporting and disclosure controls and procedures, including reporting requirements in the Company’s Form 10-K regarding any material weaknesses;

●      Requirement that the Chief Financial Officer (“CFO”) certify to the Audit Committee at least annually that CFO and/or the Company’s outside auditor has performed a risk assessment pertaining to financial reporting risks and promptly addressed potentially unlawful activities;

●      Creation of a Board-level Research and Development Committee (“R&D Committee”), requirements that certain members of the R&D Committee have scientific and/or medical expertise and an overlapping position on the Audit Committee, and required responsibilities of the R&D Committee, which include overseeing the Company’s product pipeline and research and development efforts, including oversight and evaluation of the Company’s clinical trials and clinical

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

development risk, as well as reviewing and pre-approving all material public disclosures related to the Company’s product pipeline and research and development efforts. The Research and Development Committee shall also have quarterly meetings with the Chief Medical and Scientific Officer and provide quarterly presentations to the entire Board;

●      Requirement that the Compensation Committee consider officers’ performance as it relates to legal compliance and compliance with the Company’s internal policies and procedures in determining the compensation and termination benefits of officers;

●      Requirement that the Audit Committee inform the full Board of any material suspected errors in the Company’s independent audits or books and records, and timely inform the full Board if the Company appears to have insufficient liquidity;

●      Stockholders’ ability to call special meetings of the Board;

●      Heightened requirements for approval and disclosure of related party transactions; and

●      Enhanced requirements relating to the Company’s whistleblower hotline, including documentation of complaints and/or investigations, external auditor review, and escalation to the Board.

This Notice provides a summary of some, but not all, of the Reforms that Puma has agreed to adopt as consideration for the Settlement. For a list of all of the Reforms, please see Exhibit A to the Stipulation, which is available for viewing from the Court or on Puma’s website at www.                    .com.

V.	DISMISSAL AND RELEASES

The Settlement is conditioned upon the occurrence of certain events, which include, among other things: (i) final approval of the Settlement by the Court following notice to Applicable Puma Shareholders and the Settlement Hearing contemplated by the Stipulation; (ii) Court entry of the Judgment, approving the

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

Settlement and dismissing with prejudice the van der Gracht de Rommerswael Action, without awarding costs to any Party, except as provided herein; (iii) State Court issuance of an order dismissing the State Actions with prejudice; and (iv) Court issuance of an order dismissing the Duran Action with prejudice (the “Effective Date”).

Upon the Effective Date, the Releasing Persons shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims) against the Released Persons and any and all derivative claims arising out of, relating to, or in connection with the defense, settlement, or resolution of the Federal Actions and the State Actions against the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

Except as set forth in paragraph 5.3 of the Stipulation, upon the Effective Date, each of the Defendants shall be deemed to have fully, finally, and forever released, relinquished, and discharged Federal Plaintiffs, Federal Plaintiffs’ Counsel, State Plaintiffs, and State Plaintiffs’ Counsel from all claims (including claims related to Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Federal Actions, the State Actions, or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

VI.	PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES

After negotiating the substantive terms of the settlement, the Settling Parties discussed a fair and reasonable sum to be paid to Plaintiffs’ Counsel for their attorneys’ fees and expenses. The Settling Parties engaged in an all-day, in-person formal mediation before Gregory P. Lindstrom and ultimately accepted his mediator’s proposal as to the amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. In recognition of the substantial benefits conferred upon Puma as a direct

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

result of the prosecution and Settlement of the Actions, and subject to Court approval, the Individual Defendants shall cause their insurers to pay Plaintiffs’ Counsel the agreed-to amount of $1,175,000 (the “Fee and Expense Amount”). To date, Plaintiffs’ Counsel have neither received any payment for their services in conducting the Actions, nor have counsel been reimbursed for their out-of-pocket expenses incurred. The Settling Parties believe that the sum agreed to is within the range of attorneys’ fees and expenses approved by courts under similar circumstances in litigation of this type. Puma’s shareholders are not personally liable for the payment of any award of attorneys’ fees and expenses.

Plaintiffs’ Counsel may apply to the Court for service awards of up to $1,500 for each of the Plaintiffs, only to be paid upon Court approval, and to be paid from the Fee and Expense Amount in recognition of Plaintiffs’ participation and effort in the prosecution of the Actions. Neither Puma nor any of the Individual Defendants shall be liable for any portion of any service awards.

VII.	THE SETTLEMENT HEARING

The Settlement Hearing will be held before the Honorable Andrew J. Guilford, at the U.S. District Court for the Central District of California, Ronald Reagan Federal Building and United States Courthouse, Santa Ana Division, 411 West 4th Street, Court 10D, Los Angeles, California 92701 (the “Settlement Hearing”), at which the Court will determine: (i) whether the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) whether the Notice fully satisfied the requirements of Rule 23.1 of the Federal Rule of Civil Procedure and the requirements of due process; (iii) whether all Released Claims against the Released Persons should be fully and finally released; (iv) whether the agreed-to Fee and Expense Amount should be approved; and (v) such other matters as the Court may deem appropriate. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof without further notice.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

VIII.	THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

Any Applicable Puma Shareholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the amount of attorneys’ fees and reimbursement of expenses should not be approved. However, unless otherwise ordered by the Court, you shall only be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the amount of attorneys’ fees and reimbursement of expenses to Plaintiffs’ Counsel, unless you have, at least fourteen (14) calendar days prior to the Settlement Hearing, filed with the Court a written notice of objection containing the following information:

1.        Your name, legal address, and telephone number;

2.        The case name and number (van der Gracht de Rommerswael v. Auerbach, No. 8:18-cv-00236-AG-JCG);

3.        Proof of being a Puma shareholder currently and as of September 28, 2018;

4.        The date(s) you acquired your Puma shares;

5.        A statement of each of each objection being made;

6.        Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and

7.        Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

If you wish to object to the proposed Settlement, you must file the written objection described above with the Court on or before             , 2018. All written objections and supporting papers must be filed with the Clerk of the Court, U.S. District Court for the Central District of California, Ronald Reagan Federal Building

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

and United States Courthouse, Santa Ana Division, 411 West 4th Street, Room 1053, Los Angeles, California 92701 and serve such materials by that date, to each of the following Settling Parties’ counsel:

Counsel for Plaintiffs: Ashley R. Rifkin ROBBINS ARROYO LLP 600 B Street, Suite 1900 San Diego, CA 92101 and Phillip Kim THE ROSEN LAW FIRM, P.A. 275 Madison Avenue, 34th Floor New York, NY 10016	Counsel for Defendants: Ryan E. Blair COOLEY LLP 4401 Eastgate Mall San Diego, CA 92121

YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN             , 2018. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

Unless otherwise ordered by the Court, any Applicable Puma Shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be barred and foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement, or to otherwise be heard, and shall otherwise be bound by the Judgment to be entered and the releases to be given.

IX.	EXAMINATION OF PAPERS AND INQUIRIES

There is additional information concerning the Settlement available in the Stipulation, which is available for viewing on the website Puma at www.            .com. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, U.S. District Court for the Central

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

District of California, Ronald Reagan Federal Building and United States Courthouse, Santa Ana Division, 411 West 4th Street, Room 1053, Los Angeles, California 92701. Or you can call Robbins Arroyo LLP, 600 B Street, Suite 1900, San Diego, California 92101, telephone: (619) 525-3990 or The Rosen Law Firm, P.A., 275 Madison Avenue, 34th Floor, New York, New York 10016, telephone: (212) 686-1060, for additional information concerning the settlement.

PLEASE DO NOT CONTACT THE COURT OR PUMA

REGARDING THIS NOTICE.

DATED:

BY ORDER OF THE COURT UNITED STATES DISTRICT COURT OF THE CENTRAL DISTRICT OF CALIFORNIA

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

Exhibit D

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

brobbins@robbinsarroyo.com

KEVIN A SEELY (199982)

kseely@robbinsarroyo.com

ASHLEY R. RIFKIN (246602)

arifkin@robbinsarroyo.com

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

Counsel for Plaintiff Arnaud van der

Gracht de Rommerswael

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

ARNAUD VAN DER GRACHT DE ROMMERSWAEL, Derivatively on Behalf of PUMA BIOTECHNOLOGY, INC.,

Plaintiff,

            v.

ALAN H. AUERBACH, CHARLES R. EYLER, JAY M. MOYES, TROY E. WILSON, ADRIAN M. SENDEROWICZ, FRANK E. ZAVRL, and THOMAS R. MALLEY,

Defendants,

            -and-

PUMA BIOTECHNOLOGY, INC., a Delaware corporation,

Nominal Defendant.

Case No. 8:18-cv-00236-AG-JCG SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION EXHIBIT D

SUMMARY NOTICE OF PENDENCY & PROPOSED SETTLEMENT OF S’HOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

TO:	ALL OWNERS OF THE COMMON STOCK OF PUMA BIOTECHNOLOGY, INC. (“PUMA” OR THE “COMPANY”) CURRENTLY AND AS OF SEPTEMBER 28, 2018:

IF YOU ARE A RECORD OR BENEFICIAL OWNER AND WERE A RECORD OR BENEFICIAL OWNER OF PUMA COMMON STOCK AS OF SEPTEMBER 28, 2018, PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ABOVE-REFERENCED LITIGATION.

PLEASE TAKE NOTICE that the parties to the above-captioned shareholder derivative action, as well as the parties to the shareholder derivative actions titled, Xie v. Auerbach, Case No. BC616617 (Cal. Super. Ct.-L.A. Cty.), McKenney v. Auerbach, Case No. BC617059 (Cal. Super. Ct.-L.A. Cty.), and Duran v. Auerbach, Case No. 2:18-cv-04802-AG-DFM (C.D. Cal.) (collectively, the “Actions”), have reached an agreement to settle the derivative claims brought on behalf of and for the benefit of Puma.

The terms of the settlement are set forth in a Stipulation of Settlement dated September 28, 2018 (the “Stipulation”).1 This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the U.S. District Court for the Central District of California. A link to the text of the Stipulation and the full-length Notice of Pendency and Proposed Settlement of Shareholder Derivative Action may be found on the Investor Relations page of Puma’s website at www.                    .com.

Under the terms of the Stipulation, as a part of the proposed Settlement, Puma will adopt and/or implement corporate governance reforms, which all parties agree confer substantial benefits upon Puma. The independent, non-defendant directors on

1 All capitalized terms herein have the same meanings as set forth in the Stipulation.

SUMMARY NOTICE OF PENDENCY & PROPOSED SETTLEMENT OF S’HOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

Puma’s Board, in exercising their business judgment, approved the proposed Settlement, and its terms, as in the best interests of Puma and its shareholders.

In light of the substantial benefits conferred upon Puma by Plaintiffs’ Counsel’s efforts, the Company’s insurers shall pay Plaintiffs’ Counsel’s attorney’s fees, costs, and expenses of $1,175,000, subject to Court approval.

A hearing will be held on             , 2018 at            .m., before the Honorable Andrew J. Guilford, at the U.S. District Court for the Central District of California, Ronald Reagan Federal Building and United States Courthouse, Santa Ana Division, 411 West 4th Street, Court 10D, Los Angeles, California 92701 (the “Settlement Hearing”), at which the Court will determine whether to approve the settlement.

Any Puma shareholder has a right, but is not required, to appear and to be heard at the Settlement Hearing, providing that he, she, or it is a shareholder of record or beneficial owner of Puma common stock and was a shareholder of record or beneficial owner of Puma common stock as of September 28, 2018. Any Puma shareholder who satisfies this requirement may enter an appearance through counsel of such shareholder’s own choosing and at such shareholder’s own expense, or may appear on their own. However, you shall not be heard at the Settlement Hearing unless, no later than             , 2018, you have filed with the Court a written notice of objection containing the following information:

1.      Your name, legal address, and telephone number;

2.      The case name and number (van der Gracht de Rommerswael v. Auerbach, No. 8:18-cv-00236-AG-JCG);

3.      Proof of being a Puma shareholder currently and as of September 28, 2018;

4.      The date(s) you acquired your Puma shares;

5.      A statement of each of each objection being made;

SUMMARY NOTICE OF PENDENCY & PROPOSED SETTLEMENT OF S’HOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

6.      Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and

7.      Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

If you wish to object to the proposed Settlement, you must file the written objection described above with the Court on or before             , 2018. All written objections and supporting papers must be filed with the Clerk of the Court, U.S. District Court for the Central District of California, Ronald Reagan Federal Building and United States Courthouse, Santa Ana Division, 411 West 4th Street, Room 1053, Los Angeles, California 92701 and served upon each of the following Settling Parties’ counsel:

Counsel for Plaintiffs: Ashley R. Rifkin ROBBINS ARROYO LLP 600 B Street, Suite 1900 San Diego, CA 92101 and Phillip Kim THE ROSEN LAW FIRM, P.A. 275 Madison Avenue, 34th Floor New York, NY 10016	Counsel for Defendants: Ryan E. Blair COOLEY LLP 4401 Eastgate Mall San Diego, CA 92121

YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN             , 2018. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise. If you fail to object in the manner and within the time prescribed above you shall be deemed to have waived your right to object (including the right to appeal)

SUMMARY NOTICE OF PENDENCY & PROPOSED SETTLEMENT OF S’HOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

and shall forever be barred, in this proceeding or in any other proceeding, from raising such objection(s).

Inquiries may be made to Plaintiffs’ Counsel: Robbins Arroyo LLP, 600 B Street, Suite 1900, San Diego, CA 92101, telephone: (619) 525-3990; and The Rosen Law Firm, P.A., 275 Madison Avenue, 34th Floor, New York, NY 10016, telephone: (212) 686-1060.

PLEASE DO NOT CONTACT THE COURT OR PUMA

REGARDING THIS NOTICE

DATED:

BY ORDER OF THE COURT UNITED STATES DISTRICT COURT OF THE CENTRAL DISTRICT OF CALIFORNIA

SUMMARY NOTICE OF PENDENCY & PROPOSED SETTLEMENT OF S’HOLDER DERIVATIVE ACTION

CASE NO. SACV 18-00236 AG (JCGx)

Exhibit E

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

ARNAUD VAN DER GRACHT DE ROMMERSWAEL, Derivatively on Behalf of PUMA BIOTECHNOLOGY, INC.,

                  Plaintiff,

  v.

ALAN H. AUERBACH, CHARLES R. EYLER, JAY M. MOYES, TROY E. WILSON, ADRIAN M. SENDEROWICZ, FRANK E. ZAVRL, and THOMAS R. MALLEY,

                  Defendants,

    -and-

PUMA BIOTECHNOLOGY, INC., a Delaware corporation,

      Nominal Defendant.

Case No. 8:18-cv-00236-AG-JCG [PROPOSED] ORDER AND FINAL JUDGMENT EXHIBIT E

[PROPOSED] ORDER AND FINAL JUDGMENT

CASE NO. SACV 18-00236 AG (JCGx)

This matter came before the Court for hearing on             , 2018, to consider approval of the proposed settlement (“Settlement”) set forth in the Stipulation of Settlement dated September 28, 2018, and the exhibits thereto (the “Stipulation”). The Court has reviewed and considered all documents, evidence, objections (if any), and arguments presented in support of or against the Settlement. Good cause appearing therefore, the Court enters this Judgment.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1.      This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2.      This Court has jurisdiction over the subject matter of the van der Gracht de Rommerswael Action, including all matters necessary to effectuate the Settlement, and over all Settling Parties to the van der Gracht de Rommerswael Action.

3.      The Court finds that the Notice provided to Puma shareholders constituted the best notice practicable under the circumstances. The Notice fully satisfied the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and the requirements of due process.

4.      The Court finds that the Settlement as set forth in the Stipulation is fair, reasonable, adequate, and in the best interests of Puma and its shareholders.

5.      The van der Gracht de Rommerswael Action and all claims contained therein, as well as all of the Released Claims against Released Persons, are dismissed with prejudice. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation.

6.      Upon the Effective Date, the Releasing Persons shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims) against the Released Persons and any and all derivative claims arising out of, relating to, or in connection with the defense, settlement, or

[PROPOSED] ORDER AND FINAL JUDGMENT

CASE NO. SACV 18-00236 AG (JCGx)

resolution of the Federal Actions and the State Actions against the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

7.      Except as set forth in paragraph 5.3 in the Stipulation, upon the Effective Date, each of the Defendants shall be deemed to have fully, finally, and forever released, relinquished, and discharged Federal Plaintiffs, Federal Plaintiffs’ Counsel, State Plaintiffs, and State Plaintiffs’ Counsel from all claims (including claims related to Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Federal Actions, the State Actions, or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

8.      During the course of the litigation, all parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure, and all other similar laws or statutes, including Section 128.7 of the California Code of Civil Procedure.

9.      The Court hereby approves the sum of $1,175,000 for the payment of Plaintiffs’ Counsel’s attorneys’ fees and expenses in the Actions (“Fee and Expense Amount”), and finds that the Fee and Expense Amount is fair and reasonable. No other fees, costs, or expenses may be awarded to Plaintiffs’ Counsel in connection with the Settlement. The Fee and Expense Amount shall be distributed in accordance with the terms of the Stipulation.

10.    The Court hereby approves the service awards of $1,500 for each of the Plaintiffs to be paid from Plaintiffs’ Counsel’s Fee and Expense Amount in recognition of Plaintiffs’ participation and effort in the prosecution of the Actions.

11.    Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered, or used in

[PROPOSED] ORDER AND FINAL JUDGMENT

CASE NO. SACV 18-00236 AG (JCGx)

any way by the Settling Parties or any other Person as a presumption, a concession, or an admission of, or evidence of, any fault, wrongdoing, or liability of the Settling Parties or Released Persons, or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative, other than to enforce the terms therein.

12.      The Released Persons may file the Stipulation and/or the Judgment, and file or reference acts performed or documents executed pursuant to or in furtherance of the Stipulation and/or the Judgment: (i) in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; (ii) in furtherance of the Settlement contemplated in the Stipulation; and (iii) in any action to enforce the Settlement.

13.      Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation. If for any reason the Effective Date does not occur, or if the Stipulation is in any way canceled, terminated or fails to become Final in accordance with its terms, then: (a) all Settling Parties and Released Persons shall be restored to their respective positions in the Federal Actions and the State Actions as of July 30, 2018; (b) all releases delivered in connection with the Stipulation shall be null and void, except as otherwise provided for in the Stipulation; (c) the Fee and Expense Amount paid to Plaintiffs’ Counsel shall be refunded and returned within ten (10) business days; and (d) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose in any

[PROPOSED] ORDER AND FINAL JUDGMENT

CASE NO. SACV 18-00236 AG (JCGx)

subsequent proceeding in the Federal Actions, the State Actions, or in any other action or proceeding. In such event, the terms and provisions of the Stipulation shall have no further force and effect with respect to the Settling Parties and shall not be used in the Federal Actions, the State Actions or in any other proceeding for any purpose.

14.    Pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, this Court hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.

15.    This Judgment is a final judgment, and the Court finds that no just reason exists for delay in entering the Judgment in accordance with the Stipulation. Accordingly, the Clerk is hereby directed to enter this Judgment forthwith in accordance with Rule 58 of the Federal Rules of Civil Procedure.

IT IS SO ORDERED.

DATED:
HONORABLE ANDREW J. GUILFORD U.S. DISTRICT JUDGE

[PROPOSED] ORDER AND FINAL JUDGMENT

CASE NO. SACV 18-00236 AG (JCGx)